SECOND AMENDMENT
                                      TO
                           ASSET PURCHASE AGREEMENT

           THIS SECOND AMENDMENT TO ASSET PURCHASE AGREEMENT (the "SECOND AMENDMENT") is made and entered as of the 28th day of June, 1996 by and between HMW COMMUNICATIONS, INC., a Delaware corporation ("Parent"), and MULTI-MARKET RADIO ACQUISITION CORP., a Delaware corporation ("Buyer").

                             W I T N E S S E T H:

           WHEREAS, Parent and Buyer are parties to an Asset Purchase Agreement, dated as of January 18, 1996, as amended by that certain First Amendment to Asset Purchase Agreement and Agreement as to Schedules, dated as of March 6, 1996 (such Asset Purchase Agreement, as so amended, being referred to herein as the "Asset Purchase Agreement");

           WHEREAS, Parent and SFX Broadcasting, Inc., a Delaware corporation ("SFX"), are parties to an Asset Purchase Agreement, dated as of January 18, 1996 (the "SFX Agreement");

           WHEREAS, Buyer and SFX are related parties and Liberty Acquisition Subsidiary Corporation, a Delaware corporation and a subsidiary of SFX, will acquire the assets to be sold to Buyer under the Asset Purchase Agreement;

           WHEREAS, Section 4.1(a) of the Asset Purchase Agreement provides for the payment of an amount equal to the WTRG Purchase Price in consideration for the sale of the Station Assets of WTRG Operating and WTRG License and
Section 4.1(b) of the Asset Purchase Agreement provides for the payment of an amount equal to the WRDU Purchase Price in consideration for the sale of the Station Assets of WRDU Operating and WRDU License;












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           WHEREAS, the Asset Purchase Agreement provides that the WTRG
Purchase Price is to be calculated based on the WTRG Closing Broadcast Cash Flow and that the WRDU Purchase Price is to be calculated based on the WRDU Closing Broadcast Cash Flow and sets forth the basis for calculating the WTRG Closing Broadcast Cash Flow and the WRDU Closing Broadcast Cash Flow;

           WHEREAS, although the Asset Purchase Agreement sets forth the basis for calculating the WTRG Closing Broadcast Cash Flow and the WRDU Closing Broadcast Cash Flow, Parent, Buyer and SFX have disagreed as to the amount of the WTRG Closing Broadcast Cash Flow and the WRDU Closing Broadcast Cash Flow and, accordingly, the amount of the WTRG Purchase Price and the WRDU Purchase Price;

           WHEREAS, contemporaneously with the execution and delivery of this Second Amendment, Parent and SFX are executing and delivering a First Amendment to Asset Purchase Agreement (the "First Amendment") pursuant to which, among other things, (i) SFX has agreed to immediately exercise the rights granted to SFX under Section 2.1 of the SFX Agreement, (ii) Parent and SFX have agreed to increase the cash purchase price payable under the SFX Agreement and to eliminate Parent's option to receive shares of SFX common stock in lieu of the payment of a cash purchase price under the SFX Agreement, and (iii) SFX has agreed to deposit into escrow a portion of the purchase price under the SFX Agreement;

           WHEREAS, in connection with the execution and delivery of the First Amendment, Parent and Buyer wish to agree as to the amount that will be paid at Closing for the Station Assets of WTRG Operating and WTRG License and the Station Assets of WRDU Operating and WRDU License;

           WHEREAS, Parent and Buyer wish to provide that the Closing shall occur contemporaneously with the execution and



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delivery hereof and shall be effective as of 12:01 a.m.,
eastern time, on June 1, 1996;

           WHEREAS, Parent and Buyer wish to amend the form of Indemnification Escrow Agreement to be delivered at Closing pursuant to the Asset Purchase Agreement; and

           WHEREAS, Parent and Buyer wish to amend the provisions regarding the allocation of the purchase price under the Asset Purchase Agreement;

           NOW, THEREFORE, in consideration of the foregoing premises (including, without limitation, the execution and delivery by SFX of the First Amendment) and the mutual covenants and agreements hereinafter set forth, the parties hereto, intending to be legally bound, hereby agree as follows:

           1. Defined Terms. Terms used herein with their initial letters capitalized and not otherwise defined herein (including those terms so used and not defined in the recitals above) shall have the respective meanings given such terms in the Asset Purchase Agreement.

           2. Amendment of Section 4.1 of the Asset Purchase Agreement.
Section 4.1 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

           4.1  Delivery of Consideration.At the Closing:

                (a) In consideration for the sale of the Station Assets of WTRG Operating and WTRG License and the Station Assets of WRDU Operating and WRDU License, in addition to the assumption of certain obligations of WTRG Operating, WTRG License, WRDU Operating and WRDU License pursuant to Section 3.1 above, Buyer shall deliver, by wire transfer of



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           immediately available funds, (i) to Parent as agent for WTRG
           Operating, WTRG License, WRDU Operating and WRDU License an amount equal to $30,381,500 and (ii) to the Indemnification Escrow Agent, an amount equal to $418,500, such amount to be held by the Indemnification Escrow Agent pursuant to the terms of the Indemnification Escrow Agreement.

                (b)  [Intentionally left blank.]

                (c) In consideration for the sale of the Station Assets of WWWB Operating, WWWB License, WMFR/WMAG Operating, and WMFR/WMAG License, in addition to the assumption of certain obligations of such Sellers pursuant to Section 3.1 above, Buyer shall deliver, by wire transfer of immediately available funds, (i) to Parent as agent for WWWB Operating, WWWB License, WMFR/WMAG Operating, and WMFR/WMAG License, an amount equal to $5,918,500 and (ii) to the Indemnification Escrow Agent, an amount equal to $81,500, such amount to be held by the Indemnification Escrow Agent pursuant to the terms of the Indemnification Escrow Agreement.

           3. Amendment of Section 4.2 of the Asset Purchase Agreement.
Section 4.2 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows: "4.2 [Intentionally left blank.]".

           4. Closing. The Closing shall occur contemporaneously with the execution and delivery of this Second Amendment and shall be effective as of 12:01 a.m., eastern time, on June 1, 1996.

           5. Amendment to Form of Indemnification Escrow Agreement. Section
5.1 of the form of the Indemnification



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Escrow Agreement attached as Exhibit D to the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

                     5.1 INVESTMENT. The Escrow Agent shall invest the Escrow Sum in such (a) obligations of the United States Government or any agency thereof, (b) commercial paper of companies incorporated or organized under the laws of the United States or one of the States thereof and in each case having a rating assigned to such commercial paper by Standard & Poor's Corporation or Moody's Investor Services, Inc. equal to the highest rating assigned by such organization, (c) U.S. dollar-denominated certificates of deposit issued by any bank, trust company or national banking association incorporated in the United States and having a combined capital and surplus and retained earnings of at least $100,000,000,
           (d) interest bearing accounts of any bank, trust company or national banking association incorporated in the United States and having a combined capital and surplus and retained earnings of at least $100,000,000, or (e) money market mutual funds, as shall be specified in written instructions signed by Parent. The Escrow Sum does not form a part of the capital or assets of the Escrow Agent, and will not be subject to the claims of its creditors or depositors. Escrow Agent hereby agrees that during the term of this Agreement, the Escrow Sum shall be physically segregated from the other assets of the Escrow Agent, and held for the exclusive benefit of Parent and Buyer.

           6. Amendment of Section 4.4 of the Asset Purchase Agreement. The first sentence of Section 4.4 of



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the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

           Parent and Buyer shall mutually agree upon the allocation of the Total Purchase Price among the Station Assets of the respective Sellers (the "Allocation") by the fifth (5th) day following the Closing Date (the "Allocation Determination
           Date").

           7. Amendment of Definition. The definition of "Total Purchase Price" set forth in Article 1 of the Asset Purchase Agreement is hereby amended to read in its entirety as follows:

           "TOTAL PURCHASE PRICE" shall mean $36,800,000.

           8. Effectiveness. Parent and Buyer agree that the Asset Purchase Agreement, as modified by this Second Amendment, is in full force and effect and that, except as provided herein, there have been no modifications of, or waivers granted under, the Asset Purchase Agreement.

           9. Counterparts. This Second Amendment may be executed in one or more counterparts, each of which will be deemed an original and all of which together will constitute one and the same instrument.

[THE REMAINDER OF THIS PAGE IS INTENTIONALLY LEFT BLANK.]




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           IN WITNESS WHEREOF, the parties hereto have executed this Second
Amendment as of the date and year first above written.


                               PARENT:

                               HMW COMMUNICATIONS, INC.


                               By: /s/ Eric C. Hellman
                                   ----------------------------
                               Name:  Eric C. Hellman
                               Title: President



                               BUYER:
                               MULTI-MARKET RADIO ACQUISITION
                               CORP.


                               By: /s/ Kraig Fox
                                   -----------------------------
                               Name:  Kraig Fox
                               Title: Secretary



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